SCHEDULE 14A
                                (RULE 14A-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [x]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[x] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              MTS SYSTEMS CORPORATION
               (Name of Registrant as Specified in Its Charter)

                           MTS SYSTEMS CORPORATION
                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[x] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-56(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4) Proposed maximum aggregate value of transaction:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:



Dear MTS Shareholder:

On behalf of your Board of Directors, I want to invite you to attend your Company's Annual Meeting of Shareholders. The Annual Meeting will be held on Tuesday, January 31, 1995, at 4:00 p.m. at the Company's main office in Eden Prairie, Minnesota.

It is our preference that all our shareholders be represented at the Annual Meeting, in person or by proxy. To that end, our staff works earnestly to follow up on proxies which are not returned. Last year 86% of the shares were voted and we thank our shareholders for that response. Please help us by taking the next few minutes to complete the enclosed proxy and then drop it in the mail even if you plan to attend the Annual Meeting. Shareholders who attend the Annual Meeting may revoke their proxies and vote in person if they desire. Your promptness is much appreciated.

Very truly yours,
Donald M. Sullivan
Chairman and
Chief Executive Officer

December 22, 1994


                           MTS SYSTEMS CORPORATION
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD JANUARY 31, 1995

The Annual Meeting of Shareholders of MTS Systems Corporation (the "Company") will be held on January 31, 1995 at the Company's main office which is located at 14000 Technology Drive, Eden Prairie, Minnesota 55344. The meeting will convene at 4:00 p.m. Central Standard Time for the following purposes:

1. To elect six directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualify.

2. To ratify and approve the appointment of independent public accountants for the Company for the current fiscal year.

3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on December 3, 1994 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

For the Board of Directors,
Patrick Delaney
Secretary

MTS Systems Corporation
14000 Technology Drive
Eden Prairie, Minnesota 55344

December 22, 1994

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE, AND RETURN YOUR PROXY WHICH IS LOCATED ON THE OUTSIDE OF THIS ENVELOPE. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE. THE PROXY IS SOLICITED BY MANAGEMENT AND MAY BE REVOKED OR WITHDRAWN BY YOU AT ANY TIME BEFORE IT IS EXERCISED.


                           MTS SYSTEMS CORPORATION
                               PROXY STATEMENT

                                   GENERAL

This Proxy Statement is furnished to the shareholders of MTS Systems Corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held on January 31, 1995 or any adjournment thereof.

The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies by telephone, telegraph or in person. The Company may also request banks and brokers to solicit their customers who have a beneficial interest in shares registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses. The Company's principal offices are located at 14000 Technology Drive, Eden Prairie, Minnesota 55344, its telephone number is (612) 937-4000 and its facsimile number is (612) 937-4515. The mailing of this Proxy Statement to shareholders of the Company commenced on or about December 22, 1994.

Any proxy may be revoked by request in person at the Annual Meeting or by written notice mailed or delivered to the Secretary of the Company at any time before it is voted. If not revoked, proxies will be voted as specified by the shareholders. The shares represented by proxies that are signed but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Annual meeting of Shareholders and in favor of the slate of directors proposed by the Board of Directors and listed herein.

Under Minnesota law, each item of business properly presented at a meeting of shareholders generally must be approved by the affirmative vote of the holders of a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business. However, if the shares present and entitled to vote on that item of business would not constitute a quorum for the transaction of business at the meeting, then the item must be approved by a majority of the voting power of the minimum number of shares that would constitute such a quorum. Votes cast by proxy or in person at the Annual Meeting of Shareholders will be tabulated to determine whether or not a quorum is present. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum and in tabulating votes cast on proposals presented to shareholders for a vote but as unvoted for purposes of determining the approval of the matter from which the shareholder abstains. Consequently, an abstention will have the same effect as a negative vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

                   OUTSTANDING SECURITIES AND VOTING RIGHTS

The Company has outstanding only one class of stock, $.25 par value common stock (the "Common Stock"), of which 4,540,997 shares were issued and outstanding on December 3, 1994. Each share is entitled to one vote on all matters presented to shareholders.

Shareholders have cumulative voting rights in the election of directors. If any shareholder gives written notice to any officer of the Company before the meeting, or to the presiding officer at the meeting, that shareholder may cumulate votes for the election of directors by multiplying the number of votes to which the shareholder is entitled by the number of directors to be elected and casting all such votes for one nominee or distributing them among any two or more nominees.

Only shareholders of record at the close of business on December 3, 1994 will be entitled to vote at the meeting. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business.

         SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

The following table sets forth, as of December 3, 1994, the number and percentage of outstanding shares of Common Stock of the Company beneficially owned (i) by each person who is known to the Company to beneficially own more than five percent (5%) of the Common Stock of the Company, (ii) by each director of the Company, (iii) by each executive officer named in the Summary Compensation Table below, and (iv) by all directors and executive officers of the Company as a group:

                                               Number of Shares     Percent
Name and Address of Beneficial Owner          Beneficially Owned    of Class
 ---------------------------------------------------------------------------------
Pioneering Management Corporation                   452,350(1)        9.96%
  60 State Street
  Boston, MA 02114

State of Wisconsin Investment Board                 400,200(2)        8.81%
  c/o Keith Johnson, Acting General Counsel
  P. O. Box 7842
  Madison, WI 53707

Mitchell Hutchins Institutional Investors, Inc.     378,254(3)        8.33%
  1255 Avenue of the Americas
  New York, NY 10019

Wellington Management Company                       353,200(4)        7.78%
  75 State Street
  Boston, MA 02109

E. Thomas Binger                                    291,750(5)        6.42%
  5575 Wayzata Boulevard
  Minneapolis, MN 55412

Donald M. Sullivan                                   60,326(5)(6)     1.32%

Charles A. Brickman                                  45,000(5)          *

Thomas E. Holloran                                    6,907(5)          *

Thomas E. Stelson                                     7,000(5)          *

Bobby I. Griffin                                      1,000(5)          *

Marshall L. Carpenter                                35,739(5)(7)       *

Keith D. Zell                                        22,024(5)          *

Mauro G. Togneri                                     10,000(5)          *

William G. Beduhn                                    16,067(5)(9)       *

All directors and executive officers
as a group (14 persons)                             575,603(5)(10)   12.41%


* Less than 1%.

 (1) Based upon information included in a Schedule 13G and Form 13F filed with the Securities and Exchange Commission. Consists of sole voting and dispositive power.

 (2) Based upon information included in a Schedule 13D and Form 13F filed with the Securities and Exchange Commission. Consists of sole voting and dispositive power.

 (3) Based upon information included in Schedule 13G and Form 13F filed with the Securities and Exchange Commission. Consists of shared voting and dispositive power.

 (4) Based upon information included in Schedule 13G and Form 13F filed with the Securities and Exchange Commission. Consists solely of shared dispositive power as an investment adviser, and includes ownership by the Wellington Trust Company, National Association, Wellington Management Company's wholly owned subsidiary. The shares are owned by a number of investment advisory clients, none of which have an interest of more than five percent (5%) of the Common Stock of the Company.

 (5) Includes the following number of shares which could be purchased under stock options exercisable within sixty (60) days of the date hereof: Mr. Binger, 4,000 shares; Mr. Sullivan, 29,501 shares; Mr. Brickman, 4,000 shares; Mr. Holloran, 4,000 shares; Mr. Stelson, 3,000 shares; Mr. Griffin, 1,000 shares; Mr. Carpenter, 6,957 shares; Mr. Zell, 10,600 shares; Mr. Togneri, 10,000 shares; Mr. Beduhn, 5,408 shares; and by all directors and executive officers as a group, 98,066 shares.

 (6) Includes 6,350 shares owned jointly with his spouse, and the voting and investment discretion over those shares are shared accordingly, and 725 shares held by his adult children living in his household, and the beneficial ownership of such shares is disclaimed.

 (7) Includes 28,782 shares owned jointly with his spouse and the voting and investment discretion over those shares are shared accordingly.

 (8) Includes 11,424 shares owned jointly with his spouse and the voting and investment discretion over those shares are shared accordingly.

 (9) Includes 10,659 shares owned jointly with his spouse and the voting and investment discretion over those shares are shared accordingly.

(10) Includes 82,613 shares owned jointly with a spouse and 1,559 shares which are owned directly by children.


                            ELECTION OF DIRECTORS
                                (PROPOSAL #1)

Although the Company's Bylaws currently provide for a Board of Directors consisting of seven persons, only six directors will be elected at the Annual Meeting, each to serve until the next Annual Meeting of Shareholders or until a successor is elected and qualified. The Board of Directors will fill the remaining vacancy when a qualified candidate is identified. The Board of Directors has nominated for election the six persons named below and each has consented to being named a nominee. It is intended that proxies will be voted for such nominees. The nominees represent all of the directors of the Company elected at the Annual Meeting of Shareholders on January 31, 1994, except for George N. Butzow, who retired from the Board of Directors effective May 27, 1994. The Board of Directors believes that each nominee named herein will be able to serve, but should any nominee be unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board of Directors may propose. The proxies cannot be voted for a greater number of persons than six.

The names of the nominees, their principal occupations for at least the past five years and other information is set forth in the following table:

                                                                                 Director
Name and Age             Principal Occupation and Other Directorships              Since
 ------------------------------------------------------------------------------------------
Charles A. Brickman  President Pinnacle Capital Corporation, venture capital;       1967
(62)                 Vice President and Director, Kidder, Peabody Co., Inc.
                     through 1989

Thomas E. Holloran   Professor, Graduate School of Business, University of St.      1971
(65)                 Thomas; former Chairman and CEO of Inter-
                     Regional Financial Group, Inc., a financial services
                     holding company; Director of: Flexsteel Industries, Inc.;
                     Medtronic, Inc.; ADC Telecommunications, Inc.; National
                     City Bancorporation

E. Thomas Binger     General Partner of Pittsburgh Pacific Company, Ltd., an        1975
(71)                 iron ore mining company; Director of Investors Savings
                     Bank

Thomas E. Stelson    Independent Engineering Consultant since January 1994;         1979
(66)                 Pro Vice Chancellor, Hong Kong University of Science and
                     Technology from 1991 to 1994; previously Professor and
                     Vice President, Georgia Institute of Technology

Donald M. Sullivan   Chairman, President and Chief Executive Officer of             1982
(59)                 the Company; Director of: TSI, Inc.; ADC Tele-
                     communications, Inc.

Bobby I. Griffin     President of Medtronic Pacing Business since 1991 and          1993
(57)                 Executive Vice President of Medtronic, Inc. since 1988;
                     Director of Lutheran Brotherhood Mutual Funds Board


OTHER INFORMATION REGARDING THE BOARD

    MEETINGS.
    The Board of Directors met four times during fiscal year 1994, which ended September 30, 1994. None of the directors attended fewer than 75% of the aggregate of the total number of Board meetings and Committee meetings on which he served during fiscal year ended 1994. The Board of Directors also took action in writing in lieu of a meeting two times during fiscal 1994, which all of the directors signed.

    BOARD COMMITTEES.
    The Audit Committee of the Board of Directors, which during fiscal year 1994 was composed of Messrs. Binger, Brickman, Stelson and Holloran, met twice during that year. Among other duties, the Audit Committee reviews and evaluates significant matters relating to the audit and internal controls of the Company, reviews the scope and results of the audits by, and the recommendations of, the Company's independent auditors and approves services provided by the auditors. The Audit Committee also reviews the audited financial statements of the Company.

    The Human Resources Committee of the Board of Directors, which during fiscal year 1994 was composed of Messrs. Binger, Brickman and Holloran, met three times during that year. The Human Resources Committee makes decisions regarding the employment practices, programs and policies of the Company and recommends salaries to be paid to Company officers for decision by the Board of Directors.

    The Company does not have a Nominating Committee.


                            EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

The following table shows, for the fiscal years ending September 30, 1994, 1993 and 1992, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to Donald M. Sullivan, the Company's Chairman, President and Chief Executive Officer, and each of the four other most highly compensated executive officers of the Company as of September 30, 1994 (together with Mr. Sullivan, the "Named Executives"), in all capacities in which they served:

                          SUMMARY COMPENSATION TABLE

                                                                         Long-Term
                                                Annual Compensation     Compensation
                                           -------------------------    -------------
                                                                        Securities
                                                                        Underlying       All Other
                                             Salary        Bonus         Options        Compensation
Name and Principal Position        Year        ($)         ($)(1)          (#)            ($)(2)
 ----------------------------------------------------------------------------------------------------
D. M. Sullivan                     1994     $218,494     $  33,755        9,000           $17,111
 Chairman, President, Chief        1993      210,648        48,860        9,600            12,461
 Executive Officer and Director    1992      202,700        12,210        9,600

M. L. Carpenter                    1994      146,779        11,942        3,000            11,927
 Vice President and Chief          1993      140,345        28,135        3,000             8,309
 Financial Officer                 1992      135,551        13,312        3,000


Keith D. Zell                      1994      150,104         7,468        6,000            11,449
 Executive Vice President          1993      131,020        15,555        3,000             8,968
                                   1992      123,737        33,610        3,000

M. G. Togneri                      1994      144,376        93,840          -0-             9,746
 Vice President                    1993      140,342         6,466          -0-             7,648
                                   1992      133,399        35,000(3)       -0-

William G. Beduhn                  1994      123,926        55,951        2,250            11,388
 Vice President                    1993      116,697        40,973        2,100             8,725
                                   1992      104,955        43,887        1,500

(1) Represents earnings under the Management Variable Compensation Plan. The amounts listed were earned in the fiscal year shown and were paid or will be paid in the following year, unless deferred by the Named Executive.

(2) Represents contributions by the Company to the Company's Profit Sharing Retirement Plan and the Company's 401(k) Plan on behalf of the Named Executives. The rules of the Securities and Exchange Commission require the presentation of this information for 1994 and 1993 only.

(3) Represents a guaranteed payment under the Management Variable
Compensation Plan pursuant to Mr. Togneri's employment agreement.

STOCK OPTIONS

The following table contains information concerning grants of stock options under the Company's Stock Option Plans to the Named Executives during the fiscal year ending September 30, 1994:

                      OPTION GRANTS IN LAST FISCAL YEAR

                                                                                     Potential Realizable
                    Number of                                                          Value at Assumed
                    Securities       % of Total                                    Annual Rate of Stock Price
                    Underlying    Options Granted                                  Appreciation for Option
                 Options Granted    to Employees    Exercise Price    Expiration            Term
Name                   (#)         in Fiscal Year        ($/Sh)          Date        5% ($)       10% ($)
- --------------   ---------------  ---------------   --------------    ----------   --------------------------
D. M. Sullivan       9,000(1)          7.6%             $31.75         01/31/01     $116,329     $271,096
M. L. Carpenter      3,000(1)          2.5%             $31.75         01/31/01       38,776       90,365
K. D. Zell           6,000(1)          5.0%             $31.75         01/31/01       77,553      180,731
M. G. Togneri         -0-              N/A                N/A             N/A           N/A          N/A
W. G. Beduhn         2,250(1)          1.9%             $31.75         01/31/01       29,082       67,774


(1) Each option becomes exercisable in equal installments over a period of three years, commencing one year after the date of grant.

OPTION EXERCISES AND HOLDINGS

The following table sets forth information with respect to the Named Executives concerning the exercise of options during the fiscal year ending September 30, 1994 and unexercised options held as of September 30, 1994:

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION VALUES

                                                         Number of Securities             Value of Unexercised
                                                        Underlying Unexercised                In-the-Money
                                                         Options at FY-End (#)           Options at FY-End ($)(1)
                                                     ---------------------------------------------------------------
                  Shares Acquired       Value
Name              on Exercise (#)     Realized ($)    Exercisable    Unexercisable    Exercisable    Unexercisable(2)
- ---------------------------------------------------------------------------------------------------------------------
D. M. Sullivan           -0-             N/A             20,102          18,598         $95,625             -0-
M. L. Carpenter          -0-             N/A              3,957           6,000          15,203             -0-
K. D. Zell               132           $1,254             6,600           9,000          40,500             -0-
M. G. Togneri            -0-             N/A             10,000            -0-           50,000             -0-
W. G. Beduhn           1,555           20,925             3,395           4,150          12,814             -0-


(1) Based on closing price of $24.25 per share of the Company's Common Stock on September 30, 1994.

(2) The market value of the shares covered by the unexercisable options on September 30, 1994 exceeded the option exercise price.

HUMAN RESOURCES COMMITTEE REPORT ON EXECUTIVE COMPENSATION

This is the report of the Company's Human Resources Committee, which is composed of the undersigned Board members, all of whom have been non-employee directors of the Company since the close of 1993. This report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Human Resources Committee is responsible for executive compensation, the Management Variable Compensation and Stock Option Plans, and all other employee benefit plans such as the Company's Profit Sharing/Retirement Plans. The compensation philosophy of the Company is to be competitive with comparable and directly competitive companies to attract and motivate highly qualified employees.

The Company uses various compensation surveys -- international, national and local -- to develop its compensation strategy and plans; this practice is also used by the Human Resources Committee for executive compensation. In general, the Committee does not use outside consultants to prepare specific studies for it unless it judges the available survey data to be incomplete or unrepresentative.

There are four components to the Company's executive compensation program:
(1) base salary; (2) management variable compensation (referred to in the Summary Compensation Table above as "Bonus"); (3) stock options and (4) profit sharing/retirement. The Committee may adjust the mix of these components from year to year according to survey data. In general, as is true for all the Company's compensation programs, salaries and retirement compensation are somewhat lower than average survey data, and bonus and stock options (i.e., potential annual and longer term variable compensation) are somewhat higher. This proportionality increases as responsibility and compensation increase.

    BASE SALARY.
    Executive base salary is adjusted annually in January based on the prior fiscal year's financial results and performance on developmental objectives the Committee believes are critical to the Company's long term progress. These objectives include, but are not limited to, progress on the Company's Total Quality Management objectives and staff development.

    MANAGEMENT VARIABLE COMPENSATION.
    The Human Resources Committee annually approves the Management Variable Compensation Plan, which includes executives, managers, and key functional and technical leaders, and recommends to the full Board the corporate earnings and growth objectives upon which the Chief Executive Officer's variable compensation is principally based. These objectives are a mix of earnings per share, return on average net assets and revenue growth.

    Variable compensation is paid to each recipient within 90 days of the close of the fiscal year unless the executive elects to defer a portion into the Company's non-qualified, non-secured compensation deferral plan.

    STOCK OPTIONS.
    The Company's current Stock Option Plans include executives, managers, and key functional and technical leaders. Stock options are priced and granted annually on the date of the January Board of Directors' meeting. Executive award levels are based on the matters discussed above. Options outstanding under current plans fully vest in three or four years and expire in five to seven years.

    PROFIT SHARING/RETIREMENT.
    The Company sponsors an all employee Profit Sharing/Retirement Plan for U.S. employees, except certain subsidiary employees who are covered by subsidiary plans. All of the executives listed in the tables above are included in this Profit Sharing Plan. The Human Resources Committee annually approves the contribution formula for all employees, including executives.

    The Company also has a 401(k) Plan for U.S. employees, including executives, under which the Company partially matches employee contributions at a proportion set by the Company.


    CHIEF EXECUTIVE OFFICER COMPENSATION.
    Mr. Sullivan's compensation for 1992-1994 is shown in the Summary Compensation Table above. The Human Resources Committee believes Mr. Sullivan has managed the Company well in a difficult economic climate for the business sectors in which the Company competes. Mr. Sullivan's compensation is consistent with this evaluation and with the Company's overall management compensation strategy.


    BOARD ACTION.
    The full Board of Directors approves new stock option plans for submittal for shareholder vote and approves the annual corporate earnings and growth objectives for inclusion into the Management Variable Compensation Plan. The full Board reviews all components of executive compensation and the Profit Sharing/Retirement Plan every two to three years.


                  SUBMITTED BY THE HUMAN RESOURCES COMMITTEE
                     OF THE COMPANY'S BOARD OF DIRECTORS:

                          Thomas E. Holloran, Chairman
                                E. Thomas Binger
                              Charles A. Brickman

STOCK PERFORMANCE

The graph below sets forth a comparison of the cumulative shareholder return of the Company's Common Stock over the last five fiscal years with the cumulative total return over the same periods for the Nasdaq Market Index and the Laboratory Apparatus and Analytical, Optical, Measuring, and Controlling Instruments Index (the "Analytical Instruments Index") (SIC Code 382, which includes 110 companies). The graph below compares the cumulative total return of the Company's Common Stock over the last five fiscal years assuming a $100 investment on October 1, 1989 and assuming reinvestment of all dividends.

                             --------------------------------------------------------
                                                  FISCAL YEAR ENDING
                             --------------------------------------------------------
                                1989     1990      1991      1992      1993      1994
 ------------------------------------------------------------------------------------
MTS SYSTEMS CORPORATION        100.00    96.90    116.76    134.51    158.07    130.38
           ---------------------------------------------------------------------------
ANALYTICAL INSTRUMENTS INDEX   100.00    76.90    115.38    127.62    156.94    167.54
           ---------------------------------------------------------------------------
NASDAQ MARKET INDEX            100.00    75.69    101.56     99.88    129.89    137.45
           ---------------------------------------------------------------------------


The Company's Common Stock closed at $24.25 per share on September 30, 1994.

EMPLOYMENT AGREEMENTS

Messrs. Sullivan, Carpenter, Zell, Togneri and Beduhn, individually, have agreements with the Company whereby, upon the termination of their employment with the Company, other than for cause, such officers will receive monthly payments, over periods ranging from 12 to 18 months, or until age 65, whichever occurs first, based upon their highest annual salary and the average management variable compensation and benefits they received during the previous three years. As of the date hereof, the maximum aggregate amounts of such payments to each of Messrs. Sullivan, Carpenter, Zell, Togneri and Beduhn are $396,617, $261,435, $178,541, $195,285 and $180,942,
respectively. As a condition of such payments, the officer receiving the payments must agree to not render services to any competing entity concerning any similar or competing product for periods ranging from nine to twelve months.

DIRECTOR COMPENSATION

Directors who were not otherwise directly or indirectly compensated by the Company (Messrs. Binger, Brickman, Holloran, Griffin and Stelson) were each paid an annual retainer of $13,500 during fiscal year 1994. Members of the Human Resources Committee (Messrs. Binger, Brickman and Holloran) were each paid $750 for the committee meetings held during fiscal 1994. Each of the non-employee directors (Messrs. Binger, Brickman, Holloran, Griffin and Stelson) were automatically granted options to purchase 1,000 shares each of Common Stock upon their reelection to the Board of Directors at the Company's Annual Meeting of Shareholders for fiscal year 1994, and will be automatically granted an option to purchase 1,000 shares each of Common Stock upon their re-election to the Board of Directors at the Company's Annual Meeting of Shareholders to be held on January 31, 1995 at the fair market value on such date. Mr. Brickman and Mr. Stelson were also reimbursed for travel expenses to Board of Directors' meetings.

                             APPROVAL OF AUDITORS
                                (PROPOSAL #2)

Arthur Andersen & Co., independent certified public accountants, have been the auditors for the Company since 1966. They have been reappointed by the Board of Directors, on recommendation of its Audit Committee, as the Company's auditors for the current fiscal year and shareholder approval of the appointment is requested. In the event the appointment of Arthur Andersen & Co. should not be approved by the shareholders, the Board of Directors will make another appointment to be effective at the earliest feasible time.

A representative of Arthur Andersen & Co. is expected to be present at the Annual Meeting of Shareholders, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond appropriate questions.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE APPOINTMENT OF ARTHUR ANDERSEN & CO.

                            SHAREHOLDER PROPOSALS

In order for a shareholder proposal to be considered for inclusion in the Proxy Statement for the January 1996 Annual Meeting of Shareholders, the proposal must be received by the Secretary of the Company in writing no later than August 25, 1995.

                                   GENERAL

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and the NASD. Executive officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company notes that all such reports have been filed in a timely manner.

The management of the Company knows of no matters other than the foregoing to be brought before the meeting. However, the enclosed proxy gives discretionary authority in the event that any additional matters should be presented.

The Annual Report of the Company for the fiscal year ended September 30, 1994, is enclosed herewith.

                                    PROXY
                           MTS SYSTEMS CORPORATION
              ANNUAL MEETING OF SHAREHOLDERS -- JANUARY 31, 1995

The undersigned hereby appoints Donald M. Sullivan and Patrick Delaney (the "Proxies"), each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of MTS Systems Corporation, held of record by the undersigned on December 3, 1993, at the ANNUAL MEETING OF SHAREHOLDERS to be held on January 31, 1995, or any adjournment thereof.

(1) ELECTION OF DIRECTORS:

FOR all nominees    [ ]                            WITHHOLD AUTHORITY   [ ]
(except as marked below)                       to vote for nominees listed

          E. THOMAS BINGER, CHARLES A. BRICKMAN, THOMAS E. HOLLORAN, THOMAS E. STELSON, DONALD M. SULLIVAN, BOBBY I. GRIFFIN

(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)

(2) The proposal to ratify and approve the appointment of Arthur Anderson & Co.

                      [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

(3) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

        (continued, and to be completed and signed on the reverse side)

                        (continued from the other side)

     THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH PROPOSAL.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

Dated:

Signed:
             Signature of Shareholder

Signed:
             Signature of Shareholder

Please vote, date and sign this proxy statement as your name is printed hereon. When signing as attorney, executory administrator, trustee, guardian, etc. give full title as such. If the stock is held jointly, each owner should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.